Exhibit 99.1

ProPetro Announces Agreement for FORCE^{SM} Electric Hydraulic Fracturing Services

MIDLAND, Texas, April 29, 2024, (Business Wire) – ProPetro Holding Corp. ("ProPetro" or "the Company") (NYSE: PUMP) has entered into a three year Hydraulic Fracturing Services Agreement (the "Agreement") to provide electric hydraulic fracturing services to ExxonMobil in the Permian Basin.

ProPetro's Chief Executive Officer, Sam Sledge, commented, "We're thrilled to announce a key strategic step for ProPetro as we strengthen our longstanding relationship with ExxonMobil. Having collaborated with them since 2015, our partnership has always been rooted in safety and operational excellence. Now, by introducing our **FORCE^{SM}** electric fleets, we're moving towards a more sustainable and industrialized future together."

"This step is a significant moment for us, showcasing our collaboration with a leading global energy provider to deliver innovative, cost-effective, and more environmentally friendly energy service solutions through our multi-year agreement. This commitment, which includes electric hydraulic fracturing, wireline, and pumpdown services, underlines our dedication to leading the industry with high-quality, low-emission, and industrialized services."

"On behalf of ProPetro, we look forward to advancing our partnership with ExxonMobil, emphasizing our mutual dedication to reliable and safe operations in the Permian Basin, a cornerstone of energy reliability and security. Today's announcement reinforces our strategy's validity and our drive to build an efficient and profitable business here at ProPetro."

ProPetro will deliver and dedicate **FORCE^{SM}** electric-powered hydraulic fracturing fleets to provide fracture stimulation pumping services coupled with our Silvertip wireline and pumpdown services along with other products in connection with such services. The agreement includes the deployment of two **FORCE^{SM}** electric hydraulic fracturing fleets, wireline, and pumpdown services in the first half of 2024 with an option for a third **FORCE^{SM}** fleet with wireline and pumpdown services to commence operations in early 2025. The services are to be delivered over a three-year term with various provisions including performance incentives.

About ProPetro

ProPetro Holding Corp. is a Midland, Texas-based provider of premium completion services to leading upstream oil and gas companies engaged in the exploration and production of North American unconventional oil and natural gas resources. We help bring reliable energy to the world. For more information visit www.propetroservices.com.

Forward-Looking Statements

Except for historical information contained herein, the statements and information in this news release are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words "may," "could," "plan," "project," "budget," "predict," "pursue," "target," "seek," "objective," "believe," "expect," "anticipate," "intend," "estimate," "will," "should"

and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, our business strategy, industry, projected financial results and future financial performance, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy and our share repurchase program. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward- looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, the global macroeconomic uncertainty related to the conflict in the Israel-Gaza region and the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, bank failures, and the risk of a global recession, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Investor Contacts: David Schorlemer Chief Financial Officer david.schorlemer@propetroservices.com 432-227-0864 Matt Augustine Director, Corporate Development and Investor Relations matt.augustine@propetroservices.com 432-219-7620 Exhibit 99.1